Exhibit 99.1

Spherix Incorporated Overview Presentation, September 10, 2012

Spherix Incorporated (NASDAQ: SPEX) September 10, 2012

Forward-Looking Statements This presentation contains forward-looking statements made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements, including statements relating to planned clinical study design, regulatory and business strategies, plans and objectives of management and growth opportunities for existing or proposed products, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, risks that product candidates may fail in the clinic or may not be successfully marketed or manufactured, we may lack financial resources to complete development of our products, the FDA may interpret the results of studies differently than us, competing products may be more successful, demand for new pharmaceutical products may decrease, the biopharmaceutical industry may experience negative market trends, our continuing efforts to develop products may be unsuccessful, our common stock could be delisted from the Nasdaq Capital Market, and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements that speak only as of the date of this presentation. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this presentation or to reflect the occurrence of unanticipated events.

Overview Spherix operates two subsidiaries: Biospherics – Pharmaceutical development with pipeline products for: Lowering triglycerides Lowering cholesterol Metabolic syndrome Aortic aneurysm Hunner’s ulcers and other painful bladder syndrome sub-populations

Overview Spherix operates two subsidiaries: Spherix Consulting – Scientific and regulatory consulting on food and drug approvals for clients worldwide: Expertise in scientific and technical aspects of drug safety and efficacy Innovative approach provides capital efficiency and institutional memory that benefits Biospherics R&D With consulting expertise, Spherix validates its methods and models more effectively than similar companies through the increased science flow

Transition from an asset centric strategy to a product development engine. Employed by Spherix to model complex metabolic disease pathways, testing potential binary therapies in simulations at various combinations of two points in the pathways, dynamic data-driven application simulation (DDDAS) chooses the most effective pair-wise combinations. Implemented a combination-drug discovery platform based on a DDDAS approach. Business Strategy

Develop combination therapies for complex diseases: Currently in metabolic syndrome, a multifactorial disease with no good therapies Looking to expand into a new therapeutic area, another multifactorial disease with no good therapies In addition to developing its own combination drugs, Spherix is looking to in-license Phase 1 and Phase 2 assets Business Strategy

Toxicokinetics of SPX106T in rats LDL in apoE -/- mice DDDAS Modeling of Combination Drug Effects DDDAS model predicts PK profile DDDAS model predicts drug effect

Preclinical Phase 1 Phase 2 Phase 3 Marketed Pharmaceutical Pipeline Compounds Formulated with D-Tagatose SPX 8522876 dyslipidemias Dose Ranging Study (D-Tagatose) Type-2 diabetes Phase 2 Completed SPX 7233801 “SPX-723” Atherosclerosis" SPX 10624258 metabolic syndrome, aortic aneurysm, PBS SPX 8818309 obesity SPX 8818440 diabetes NEET Study (D-Tagatose) 1 Type-2 diabetes Phase 3 Completed 1. Proceeded directly from phase 1 to 3 due to FDA GRAS approval “SPX-106” SPX 100 dyslipidemias

Ongoing Drug Development SPX-106T SPX-100/100T IND IND Phase 1a PK Study Phase 1b Multiple Dosing PK study Synthesis Pilot animal metabolic fate and efficacy studies for dyslipidemia Toxicology SPX-723T Pilot animal metabolic fate and efficacy studies for dyslipidemia Synthesis Toxicology Pilot Animal Efficacy Study for Aortic Aneurysm Pilot Animal Efficacy Study for PBS

Investment Highlights SPX-106 and D-tagatose show promise in multiple clinical applications Hypertriglyceridemia (Dyslipidemia) ($26 billion treatment market) Preclinical and Phase 2 data show significant lowering of triglycerides Clinical development program initiated Cash position sufficient to fund current development plan; additional fundraising will be required to continue operations beyond this plan Phase 3 study demonstrated statistically significant reductions in HbA1c in patients with mild Type 2 diabetes Company expertise well positioned to pursue specific new drug opportunities

In-Licensing for the Pipeline Biospherics’ goal to diversify pipeline by licensing in new drug candidates The Company has preclinical cardiovascular and metabolic drug candidates licensed from UKRF The Company is seeking opportunities for: Orphan drugs: Developed specifically to treat a rare medical condition 7 years of data exclusivity in addition to patent life in US In the US and EU, may be easier to gain marketing approval For indications such as familial hypertriglyceridemia, Hunner’s ulcers and other PBS sub-populations

Orphan Drug Market Over the past decade, the growth rate for orphan drug revenue has been 25.8%, significantly steeper than the 20.1% pace set by non-orphan therapies. The market is now worth more than $50 billion and is protected by special terms on exclusivity, strong subsidies for new research, shorter and less expensive timelines for development and waived regulatory fees. TOP REVENUE GENERATING ORPHAN DRUGS GENERIC NAME THERAPY AREA DISCOUNT PU (B) PRESENT DAY PEAK SALES VALUE (B) Rituximan Oncology $154 $7 Ranibizumab Ophthalmology $74 $5 Somatropin (epr) Metabolism $63 $3 Lenalidomide Oncology $60 $5 Imatinib mesylate Oncology $42 $5 Filgrastim Hematology $42 $2 Glatiamer Acetate MSP $40 $4 Recombinate Factor VIII; Octocog alfa Hematology $28 $1 Bosentan (monohydrate) Cardiovascular $27 $2 Bortezomib Oncology $24 $2

Hypertriglyceridemia In the U.S. alone, more than 100 million people have elevated triglycerides, defined as more than 150 mg/dl Approximately 10 million are poorly served by current drug regimens The U.S. market for triglyceride-lowering drugs is in excess of $4 billion The path to commercialization is shorter than for an oral antidiabetic drug

Large and Growing Triglyceride Market Opportunity A growing epidemic of metabolic syndrome and dyslipidemia supports blockbuster products in an area with limited competition Unmet needs still exist due to: adverse events with niacin, lack of robust cardiovascular benefit with fibrates, and unwanted lipid effects of raising the bad LDL cholesterol (fish oils) or decreasing the good HDL cholesterol (fibrates) Need new safe agents for use in patients with both high cholesterol and high triglycerides High Cholesterol Only High Cholesterol and High Triglycerides High Trigs Only Statins $24B Fibrates $2B Fish Oil $1B 45% 45% 3% Statin Combos $0.5B No or detrimental effect on LDL % of population

What is D-tagatose? D-Tagatose D-Fructose Naturally occurring L-epimer of D-fructose with an inversion at C4 Spherix used chiral carbohydrate research to create L-sugars that are not metabolized, but retain sweetness Blocks lipid formation from carbohydrates Does not stimulate insulin production

Proposed Mechanism of Action in Lowering VLDL and Triglycerides D-Tagatose lowers blood lipoprotein and glucose levels Triglycerides reduced VLDL reduced LDL reduced HDL essentially unchanged TC reduced D-Tagatose does not cause myopathy / rhabdomyolysis D-Tagatose does not stimulate insulin secretion Tagatose follows fructose pathway in the liver 16 Very Low Density Lipoprotein (VLDL)

SPHERIX
INNOVATIONS FOR HEALTH

Tagatose Effects on Triglycerides LDLr Knockout Mice



A.
Male
Serum Cholesterol (mg/dl)
1500
1000
500
0
CONTROL
CARB
TAG
B.
Female
Serum Cholesterol (mg/dl)
1500
1000
500
0
CONTROL
CARB
TAG
Normal diet
CARB diet
TAG diet
C.
VLDL
LDL
HDL
Absorbance (600nm)
Fraction Number (mg/dl)
D.
VLDL
LDL
HDL
Absorbance (600nm)
Fraction Number (mg/dl)

Animal studies in a model of diet-induced atherosclerosis suggested D-tagatose might reduce lipoproteins and athero-sclerosis

17

Tagatose Effects on Triglycerides LDLr Mice (2) Tagatose administration reduced triglycerides, adiposity and body mass. Gender Diet Body weight (g) Rate of body weight (g) Tibialis anterior (mg) Total triglycerides (mg/dl) Adiposity index (%) M F NORMAL CARB TAG NORMAL CARB TAG 30.18 + 0.36 40.30 + 1.78 * 27.30 + 0.42 27.43 + 1.10 30.56 + 0.98 * 24.06 + 0.73 0.28 + 0.03 0.30 + 0.05 0.68 + 0.05 0.19 + 0.03 57.80 + 3.50 58.80 + 2.73 57.83 + 2.20 35.25 + 7.41 43.14 + 2.06 42.40 + 2.50 110.3 + 19.9 822.4 + 147.5 * 162.3 + 29.2 79.1 + 15.5 326.2 + 37.3 * 54.1 + 8.0 3.35 + 0.25 6.70 + 0.77 * 1.72 + 0.13 2.71 + 0.57 5.39 + 0.41 * 1.60 + 0.32 Data are mean + SEM from N=5/6 mice/group).

ApoE -/- Mice Treated with SPX-106T and Controls for 8 Weeks 26 Male Apolipoprotein E knockout (ApoE -/-) mice were fed high fat/high carbohydrate diet for 8 weeks Treated mice received D-tagatose in their carbohydrate source and control mice received sucrose Body weights monitored throughout the experiment Mice were exsanguinated via cardiac puncture and the serum analyzed for cholesterol and triglycerides Tissue samples were also taken: aorta, aortic sinus, liver, spleen, and fat pads Aorta and aortic sinus were both analyzed for atherosclerosis 19

SPHERIX
INNOVATIONS FOR HEALTH

ApoE -/- Mice Treated with SPX-106T and Controls for 8 Weeks


Sucrose
0 d
14 d
71 d
Run-in with lab diet
Western diet containing sucrose
Blood lipid analysis
Chemical measurements of fatty deposits
Physical measurements of atherosclerosis
SPX-106T
0 d
14 d
71 d
Run-in with tagatose
Western diet containing SPX-106T
Blood lipid analysis
Chemical measurements of fatty deposits
Physical measurements of atherosclerosis

- Body weights and feed consumption were measured weekly
- n = 14 per group

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SPX-106T Reduces Triglycerides and Cholesterol in ApoE -/- Mice p<0.05 Sucrose SPX-106T Treatment Serum Triglyceride (mg/dL) Sucrose SPX-106T Treatment Serum Cholesterol (mg/dL) 21

ApoE -/- Total Body Weight ApoE -/- Mice on Western Diet Body Weight (g) Western Diet Western Diet + SPX-106T Time (Weeks) Group Sucrose SPX-106T Kcal/g Diet 4.5 3.9 Total Feed Consumption (g) 3985 4591 Days of study 70 70 Number of Mice 13 13 Caloric Intake (Kcal/Mouse/day) 19.71 16.98 22

ApoE -/- Mouse Organ Weights Black = Western diet White = Western with SPX-106T Mass reduction comes from fat pads in the body * p<0.01 * * Organ weight (g) 3 2.5 2 1.5 1 0.5 0 Liver EF RPF SubQ Spleen Heart 23

Spherix SPX106T Atherosclerosis Results Atherosclerotic lesion area reduced nearly 5-fold on Western diet, **p<0.01, *p<0.05 SPX106T-treated Control Sinus of Valsalva Aortic arch Thoracic aorta Oil Red O mm2 % plaques % plaques ** * 24

LDLr -/- Mouse on Carbohydrate-Supplemented Diet The objective of this study was: To measure the reduction in serum triglycerides and cholesterol (in mg/dl) with administration of D-tagatose (g/kg/dose) and SPX-106 (in g/kg/dose) to LDLr -/- mice Inside each dose group, the doses ranged from 0 to 0.853 g/kg/dose for the sugars and 0 – 0.150 g/kg/dose for SPX106 Randomly selected doses for animals 21-30 and 31-40 were forced to be uncorrelated by principal axis transformation. This orthogonalization allowed the contribution to the reduction of lipids of SPX106 and each sugar to be measured in the presence of the others. 0 - 0.853 for each sugar, 0 - 0.150 SPX106 Test Article Water Glucose (50%) + Fructose (50%) Glucose + Fructose + D-Tagatose Glucose + Fructose + D-Tagatose + SPX106 Dose g/kg/dose 0 0.853 0 - 2.853 for each sugar Dose Vol mi/kg 10 10 10 10 Route Gavage Gavage Gavage TOTAL ANIMALS Freq 2x/day 2x/day 2x/day 2x/day # of An’s 10 10 10 10 40 An #’s 1-10 11-20 21-30 31-40 25

SPHERIX
INNOVATIONS FOR HEALTH

LDLr -/- Mouse on Carbohydrate-Supplemented Diet


Gavaged BID with:
0 d
Run-in with lab diet
14 d
Water
78 d
0 d
Run-in with lab diet
14 d
Glucose + Fructose
78 d
0 d
Run-in with lab diet plus tagatose
14 d
Glucose + Fructose + Tagatose dose range
78 d
0 d
Run-in with lab diet plus tagatose
14 d
Glucose + Fructose + Tagatose + SPX-106 dose range
78 d

Blood lipids were measured biweekly

n=10 per group

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/ SPX-106T Triglycerides Total Cholesterol LDLr -/- Mouse Treated with Sugar and Drug Mixtures for Nine Weeks mg__ dL Day Day TRIGLYCERIDES p=0.035 for tagatose vs. water p=0.046 for tagatose vs. glucose / fructose p=0.009 for SPX-106T vs. water p=0.011 for SPX-106T vs. glucose / fructose CHOLESTEROL p=0.05 for gluc/fruc vs. tagatose p=0.01 for gluc/fruc vs. SPX-106T n=10 per group * * * * (SPX-106T = SPX-106 in D-tagatose)

VLDL, LDL and HDL at 9 Weeks by FPLC and Enzymatic Assay in LDLr -/- Mice Glu/Fruc Glu/Fruc/SPX-106T

New Indication Development SPX106T reduces growth rate of Abdominal Aortic Aneurysms (AAAs) (p<0.05), probably by Reducing the hyperlipidemic background that promotes AAA development Reducing MMP-9, a key enzyme for degrading collagen

SPX106T in the ApoE -/- Mouse Western Diet B-mode ultrasonography Visible light Sirius Red, collagen No AAA AAA H & E stain

Intellectual Property Protection Patents include: Ten national filings for SPX-106T and SPX723T based on PCT publication # 2010/054001 as anti-metabolic, atherosclerosis, obesity and diabetes methods and composition Filing for a tagatose-metformin formulation for diabetes Filings for AAA and IC/PBS New Chemical Entity Exclusivity (Hatch-Waxman) – U.S. 5-year exclusivity (no aNDA’s accepted) usually granted to new drug products containing chemical entities never previously approved by FDA either alone or in combination Essentially ~6 years exclusivity (base case) Pediatric Exclusivity – U.S. 6 months exclusivity for conducting studies in pediatric population Added to end of all existing marketing exclusivity and patent periods

Near Term Milestones Milestone Initiating Pilot Animal Efficacy Study for Aortic Aneurysm completed IND 4Q’12 Pilot Animal Efficacy Study for PBS 4Q’12 Phase 1a PK Study 3-4Q’12 Phase 1b Multiple Dosing PK Study 4Q’12-1Q’13 SPX-106T

Near Term Milestones Milestone Initiating Synthesis 2Q’12 Toxicology 3Q’13 Pilot animal metabolic fate and efficacy studies for dyslipidemia 4Q’12 IND 3Q’14 SPX-100/100T SPX-723T Synthesis 2Q’12 Toxicology 4Q’13 Pilot animal metabolic fate and efficacy studies for dyslipidemia 1Q’13

Financial Overview* *Unaudited Cash (6/30/12) $4.2 million Working Capital (3/31/12) $3.8 million Revenue (2011) $0.8 million Estimated Cash Burn (2012) approx. $4-5 million Shares Outstanding 4.2 million Warrants Outstanding ($1.35-$32.50) 1.4 million

Experienced Leadership Claire L. Kruger, Ph.D., Chief Executive Officer Toxicologist with 25 years of consulting experience; primary area of expertise is in pharmaceuticals, consumer products and foods, where she provides scientific, regulatory, and strategic support to clients in both the US and international regulatory arenas. Robert A. Lodder, Ph.D., President Founder of InfraReDx, Inc., Prescient Medical, Inc., and Escent Technologies, Inc. Professor of Pharmaceutical Sciences at the College of Pharmacy, University of Kentucky Medical Center. Joint appointments in Electrical & Computer Engineering and in Chemistry. Inventor with over 100 publications and 17 patents. Robert L. Clayton, Chief Financial Officer 16 years of experience in finance and accounting, including 5 years in public accounting; previously served as Director of Finance and Controller for Spherix. Katherine M. Brailer, Corporate Secretary and Director of Administrative Services 25 years of experience in all aspects of administrative services, including 10 years as an Officer of Spherix.

The Spherix Team US Based: Claire Kruger, PhD, DABT A. Wallace Hayes, PhD, DABT Nancy Booth, PhD Ronald Slesinski, PhD, DABT Susan Phillips, MS Yongming Lu, PhD Roger Clemens, PhD, CNS Dietrich Conze, PhD Robert Lodder, PhD Nathalie Chevreau, PhD, RD Susan Trimbo, PhD International: John Howlett, BSc – EU Nino Binns, PhD – EU Silvia Berlanga de Moraes Barros, PhD – Latin America Tetsuo Satoh, PhD – Japan S.K. Gupta, PhD, DSc – Asia Govinder Flora, PhD – Asia